                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2341

                       MONTGOMERY STREET SECURITIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       101 California Street, Suite 4100
                            San Francisco, CA 94111
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (6l7) 295-2572
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

Montgomery Street
Income Securities

Semiannual Report to Stockholders

June 30, 2003

[Scudder Investments Logo]

Portfolio Management Review

In the following interview, Portfolio Managers Gary Bartlett and J. Christopher Gagnier discuss the recent market environment and their strategy in managing Montgomery Street Income Securities during the six-month period ended June 30, 2003.

The investments of Montgomery Street Income Securities, Inc. (the "fund") produced a total return based on net asset value (NAV) of 6.58% for the six-month period ended June 30, 2003. The return of the fund's NYSE-traded shares was 4.93%.

The total NAV return of the fund outperformed the return of the unmanaged Lehman Brothers Aggregate Bond Index1, which posted a return of 3.93% for the six-month period. The fund underperformed the 10.26% average return of the funds in its Lipper peer group (Closed-End Corporate Debt Funds BBB-Rated category).2 However, the fund remains ahead of the average return of funds in its peer group for the three-, five- and 10-year periods.3

1 The Lehman Brothers Aggregate Bond Index is a total-return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
2 The Lipper Closed-End Corporate Debt Funds BBB-Rated category includes funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It is not possible to invest directly into an index or category.
3 The fund ranked 9 of 16, 5 of 14, 6 of 14 and 7 of 14 funds in the Lipper Closed-End Corporate Debt Funds BBB-Rated category for the 1, 3, 5 and 10 year periods, respectively. Ranking is based on the fund's total return during the period cited. Performance includes reinvestment of all distributions and is not a guarantee of future results. Source: Lipper Inc.

The fund's market price stood at $19.65 as of June 30, 2003, compared to $19.02 at the close of 2002. The market price discount of the shares, as a percentage of NAV, was 3.7% on June 30, 2003. The fund paid a quarterly dividend of $0.31 on April 30, 2003.

Q: How did the bond market perform during the first half of the year?

A: Bonds, which have delivered solid gains for investors during the past three calendar years, continued to produce strong performance during the first six months of 2003. The Lehman Brothers Aggregate Bond Index returned 3.93% for the six-month period ended June 30, 2003. US Treasury securities returned 3.75% for the period, supported initially by mixed economic figures and heightened geopolitical concerns prior to the Iraqi conflict. Then later, Treasuries were aided by the Federal Open Market Committee's overt reference to deflationary risks as a part of its May monetary policy statement. This latter point drove 10-year Treasury notes to a 45-year intra-day low yield of 3.11% (ironically) on Friday, June 13. But yields subsequently climbed, as the Fed cut the federal funds rate by a quarter-point to 1% at the June meeting, which fell short of market expectations.

Other parts of the bond market, the so-called "spread sectors"4, outperformed Treasuries during the period. Corporate bonds were among the strongest performance portions of the market and, in the investment-grade market, outperformed Treasuries by over 700 basis points (duration-adjusted excess returns). Treasuries are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest. In fact, the Lehman Brothers Credit Index narrowed in spread vs. Treasuries from an all-time high of 241 basis points last fall to 114 basis points on June 30. Lower-rated securities provided some of the strongest returns. BBB-rated bonds were among the strongest in the investment-grade universe and the high-yield sector

4 Spread sectors are generally considered those areas of the bond market which usually offer yields higher than Treasuries.
US Treasury Yield Curve: Recent History
-- 6/30/03 - - - 12/31/02

Source: Bloomberg

Performance is historical and does not guarantee future results.

declined dramatically in terms of spread vs. Treasuries (from 947 to 676 basis points) during the first half of this year according to Lehman Brothers. All other "spread sectors" outperformed comparable duration Treasuries as investors sought extra yield during a period of low absolute rate levels, but some sectors only marginally so. Commercial mortgage-backed and asset-backed securities enjoyed a significant performance advantage relative to Treasuries while single-family mortgage securities, after excellent relative performance in 2002, had a period of lesser outperformance in the period ended June 30.

Q: How is the fund positioned?

A: The fund's outperformance vs. its benchmark was due largely to our increased (but selective) use of lower-quality corporate bonds. While the Lehman Brothers Aggregate Bond Index held no high-yield bonds and has only 9.5% in those rated BBB, the fund holds 13% of assets in high-yield corporate bonds and 17% in bonds rated BBB as of June 30, 2003.5 During the most recent period when lower-quality corporate bonds outperformed other sectors of the bond market, this positioning gave the fund a distinct advantage versus the benchmark. However, the fund's holdings in the corporate area tend to be of higher quality than those of other funds within the Lipper peer group. While this strategy has helped performance vs. the peer group at the times when lower-quality bonds were not performing well, it hurt the fund's showing vs. comparable funds during the most recent period.

5 Source: Deutsche Investment Management Americas Inc.

The fund's largest sector weighting continues to be corporate bonds, at about 32% of assets. Our most significant move in this area of late was our decision to increase the fund's position in credits rated BBB or below. With default rates declining and some corporations deleveraging their balance sheets, we have found a number of value opportunities in this area of the market. During the first half, we added to the fund's position in the

Sector Distribution

[] [] [] [] [] [] [] []	Corporate Agency Treasury Asset Backed Foreign Municipal Mortgage Short-Term Investments	32% 29% 14% 9% 5% 5% 3% 3%

As of June 30, 2003.

Holdings are subject to change.

Quality Distribution

[] [] [] [] [] [] [] []	AAA AA A BBB BB B Treasury Agency	19% 4% 4% 17% 8% 5% 14% 29%

As of June 30, 2003.

Quality distribution is subject to change.

telecommunications, utilities and cable/media sectors. We continued to add bonds that offered attractive valuations and that are issued by companies with strong fundamentals.

The fund continues to hold positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), both of which offer the opportunity to earn extra yield in comparison with Treasuries. And for investors who do their fundamental research, as we do, we believe it is possible to find individual securities that offer relatively low levels of risk. Our focus on finding CMBSs and ABSs that offer this combination of value and quality allowed us to generate solid performance from this portion of the portfolio over the past six months.

We also increased the fund's position in taxable municipal bonds. We use the fund's position in taxable municipal bonds as something of a surrogate for government agency notes, since the sector offers a combination of high quality and attractive yields. It is possible that this position could grow in the quarters ahead, since it appears that many states will follow the lead of Illinois, which issued $10 billion of bonds to fund pension obligations in June.

The portfolio continues to hold a leveraged position in mortgage-backed securities, which are financed with borrowed money. The current period has proven to be a very opportune time to hold this leveraged position, since short term interest rates are unusually low. As a result, the difference between the rate at which the fund can borrow and the rate it earns on its mortgage-backed investments is higher than historical levels. We therefore maintained a relatively large holding in this sector, amounting to about 32% of the assets.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Past performance is no guarantee of future results.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Other Information

Dividend Declared

The fund paid a dividend of $0.31 per share on July 31, 2003.

Annual Meeting of Stockholders

At the fund's Annual Meeting of Stockholders on July 10, 2003, stockholders of the fund approved the continuance of the Management and Investment Advisory Agreement for the fund and elected five Directors of the fund. Please see page 36 for stockholder meeting results.

Election of Officers

On July 10, 2003, the Board elected Andrew Cestone as vice president of the fund, succeeding J. Christopher Gagnier. Mr. Cestone, a managing Director of Deutsche Asset Management, joined Deutsche Asset Management in 1998. Prior to 1998, Mr. Cestone was an investment analyst at Phoenix Investment Partners and a credit officer in the asset-based lending group at Fleet Bank.

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were no shares repurchased during the six-month period ended June 30, 2003. Up to 14,000 shares may be repurchased during the third quarter of 2003.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gain distributions in the shares of the fund. Stockholders who participate in the Plan can also purchase additional shares of the fund through the Plan's voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan's features, including the voluntary cash investment feature, are described beginning on page 34 of this report.

Investment Objectives

Investment Objectives

Your fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your fund is guided by the following principal investment policies:

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1 1 The fund will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; US government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in US or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than US government or agency securities.

The fund may invest money pursuant to repurchase agreements so long as the fund is initially wholly secured with collateral consisting of securities in which the fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% - and be as to any one borrower more than 5% - of the fund's total assets.

The fund may loan portfolio securities so long as the fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the fund's total assets.

The fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the fund's total assets.

Subject to adoption of Board guidelines, the fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the fund's obligations under such instruments may not exceed the market value of the fund's assets not subject to the 30% basket.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 41.4%
Consumer Discretionary 7.0%
American Achieve Corp., 11.625%, 1/1/2007	140,000	149,800
Ameristar Casino, Inc., 10.75%, 2/15/2009	70,000	79,363
AOL Time Warner, Inc., 6.75%, 4/15/2011	775,000	882,367
Aviall, Inc., 7.625%, 7/1/2011	55,000	55,756
Boyd Gaming Corp., 7.75%, 12/15/2012	80,000	84,900
Buffets, Inc., 11.25%, 7/15/2010	80,000	79,200
Central Garden & Pet Co., 9.125%, 2/1/2013	75,000	79,875
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	200,000	215,750
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	95,000	102,600
Circus & Eldorado, 10.125%, 3/1/2012	135,000	132,638
Comcast Cable Communications:
6.375%, 1/30/2006	750,000	818,432
6.875%, 6/15/2009	430,000	497,138
Cox Communications, Inc., 7.5%, 8/15/2004	1,000,000	1,061,348
CSC Holdings, Inc., 7.875%, 12/15/2007	215,000	219,838
Dex Media East LLC/ Financial, 12.125%, 11/15/2012	195,000	230,588
DIMON, Inc., Series B, 9.625%, 10/15/2011	555,000	610,500
EchoStar Communications Corp., 9.375%, 2/1/2009	260,000	277,225
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	165,000	170,775
General Motors Corp.:
7.125%, 7/15/2013	50,000	49,870
8.25%, 7/15/2023	140,000	139,913
8.375%, 7/15/2033	50,000	49,055
Hard Rock Hotel, Inc., 8.875%, 6/1/2013	50,000	52,250
Herbst Gaming, Inc., 10.75%, 9/1/2008	340,000	374,850
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	165,000	173,250
HLI Operating Co., Inc., 10.5%, 6/15/2010	50,000	52,500
International Game Technology, 8.375%, 5/15/2009	335,000	410,980
Intrawest Corp., 10.5%, 2/1/2010	145,000	155,875
Jacobs Entertainment Co., 11.875%, 2/1/2009	85,000	90,419
Jacuzzi Brands, Inc., 9.625%, 7/1/2010	75,000	75,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	80,000	83,600
Kellwood Co., 7.625%, 10/15/2017	80,000	77,200
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	50,000	50,375
Laidlaw International, Inc., 10.75%, 6/15/2011	95,000	99,750
Lin Television Corp., 6.5%, 5/15/2013	65,000	64,838
MGM Mirage, Inc., 9.75%, 6/1/2007	330,000	374,550
MTR Gaming Group, 9.75%, 4/1/2010	50,000	51,500
Park Place Entertainment Corp.:
7.0%, 4/15/2013	50,000	53,500
8.875%, 9/15/2008	2,020,000	2,227,050
PRIMEDIA, Inc., 7.625%, 4/1/2008	150,000	151,500
Remington Arms Co., 10.5%, 2/1/2011	95,000	99,275
Schuler Homes, Inc.:
9.375%, 7/15/2009	495,000	559,350
10.5%, 7/15/2011	160,000	184,000
Scientific Games Corp., 12.5%, 8/15/2010	72,000	82,800
Service Corp. International, 7.7%, 4/15/2009	85,000	86,700
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	105,000	111,038
8.75%, 12/15/2011	360,000	395,100
Six Flags, Inc., 8.875%, 2/1/2010	200,000	192,000
Sonic Automotive, Inc., 11.0%, 8/1/2008	215,000	227,900
Time Warner, Inc., 8.11%, 8/15/2006	1,250,000	1,437,110
Transwestern Publishing, Series F, 9.625%, 11/15/2007	225,000	234,563
Unisys Corp., 6.875%, 3/15/2010	165,000	171,600
Venetian Casino Resort LLC, 11.0%, 6/15/2010	50,000	56,375
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	190,000	191,188
Worldspan LP/ WS Finance Corp., 9.625%, 6/15/2011	115,000	118,450
		14,753,367
Consumer Staples 0.4%
Agrilink Foods, Inc., 11.875%, 11/1/2008	185,000	199,338
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	210,000	234,150
Merisant Corp., 9.5%, 7/15/2013	60,000	60,647
Salton, Inc., 10.75%, 12/15/2005	65,000	65,325
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	190,000	199,975
Swift & Co., 10.125%, 10/1/2009	95,000	98,800
		858,235
Energy 5.6%
ANR Pipeline Co., 8.875%, 3/15/2010	55,000	60,088
Avista Corp., 9.75%, 6/1/2008	700,000	812,000
Chesapeake Energy Corp., 8.125%, 4/1/2011	50,000	53,875
Citgo Petroleum Corp., 11.375%, 2/1/2011	470,000	524,050
Devon Energy Corp., 7.95%, 4/15/2032	1,600,000	2,059,491
Devon Financing Corp., 7.875%, 9/30/2031	430,000	546,018
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	2,000,000	2,194,720
Frontier Escrow Corp., 8.0%, 4/15/2013	50,000	52,250
Gulfterra Energy Partner, 6.25%, 6/1/2010	50,000	50,000
Houston Exploration Co., 7.0%, 6/15/2013	100,000	103,250
Key Energy Services, Inc., 6.375%, 5/1/2013	50,000	50,750
Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004	2,000,000	2,122,286
National Fuel Gas Co., 6.7%, 11/21/2011	1,000,000	1,138,848
Newpark Resources, Inc., 8.625%, 12/15/2007	90,000	92,250
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	60,000	61,800
7.95%, 3/15/2023	50,000	51,750
Parker Drilling Co., Series B, 10.125%, 11/15/2009	185,000	199,800
Pioneer Natural Resources Co.:
7.5%, 4/15/2012	105,000	120,249
9.625%, 4/1/2010	250,000	309,968
Southern Natural Gas, 8.875%, 3/15/2010	80,000	87,200
Stone Energy Corp., 8.75%, 9/15/2007	150,000	155,625
Trico Marine Services, 8.875%, 5/15/2012	100,000	86,000
Westar Energy, Inc., 7.875%, 5/1/2007	230,000	257,025
Westport Resources Corp., 8.25%, 11/1/2011	390,000	427,050
Williams Cos., Inc., 8.625%, 6/1/2010	165,000	172,425
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	50,000	48,750
		11,837,518
Financials 9.6%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	1,170,000	1,404,156
Ahold Finance USA, Inc., 6.25%, 5/1/2009	250,000	233,125
Americredit Corp.:
9.25%, 5/1/2009	90,000	85,050
9.875%, 4/15/2006	130,000	127,400
Arch Western Finance, 6.75%, 7/1/2013	95,000	97,375
ASIF Global Finance, 4.9%, 1/17/2013	1,635,000	1,702,593
Bank of America Corp., 7.125%, 3/1/2009	1,100,000	1,311,720
CBRE Escrow, Inc., 9.75%, 5/15/2010	140,000	147,175
CitiFinancial, 8.7%, 6/15/2009	1,000,000	1,274,753
Citigroup, Inc., 6.875%, 2/15/2098	1,675,000	2,007,965
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	1,975,000	2,311,321
Farmers Exchange Capital, 7.2%, 7/15/2048	50,000	41,228
Farmers Insurance Exchange, 8.625%, 5/1/2024	120,000	117,000
Ford Motor Credit Co., 6.875%, 2/1/2006	860,000	912,116
General Electric Capital Corp., 6.0%, 6/15/2012	235,000	265,260
Household Finance Corp., 6.5%, 1/24/2006	475,000	526,843
IOS Capital LLC, 7.25%, 6/30/2008	70,000	68,425
LaBranche & Co., Inc., 12.0%, 3/2/2007	360,000	410,400
LNR Property Corp., 7.625%, 7/15/2013	125,000	126,429
Ohio National Life Insurance, 8.5%, 5/15/2026	215,000	263,815
PEI Holdings, Inc., 11.0%, 3/15/2010	105,000	115,763
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,896,000	2,213,580
PNC Funding Corp., 5.75%, 8/1/2006	895,000	987,494
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	115,000	133,975
TCI Communication Finance, 9.65%, 3/31/2027	50,000	59,500
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	250,000	255,000
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,650,000	1,981,543
Wachovia Corp., 7.5%, 7/15/2006	155,000	179,355
Wells Fargo & Co., 7.55%, 6/21/2010	800,000	986,181
		20,346,540
Health Care 1.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	250,000	271,250
Health Care Service Corp., 7.75%, 6/15/2011	1,500,000	1,788,912
Sybron Dental Specialties, 8.125%, 6/15/2012	50,000	52,750
Tenet Healthcare Corp.:
6.375%, 12/1/2011	210,000	194,250
7.375%, 12/1/2011	250,000	241,250
		2,548,412
Industrials 5.1%
Allied Waste North America, Inc.:
7.875%, 4/15/2013	100,000	104,625
Series B, 8.5%, 12/1/2008	330,000	354,750
9.25%, 9/1/2012	75,000	82,688
Series B, 10.0%, 8/1/2009	485,000	515,313
Ami Semiconductor, Inc., 10.75%, 2/1/2013	50,000	56,500
AutoNation, Inc., 9.0%, 8/1/2008	340,000	377,400
Avondale Mills, Inc., 10.25%, 7/1/2013	190,000	190,000
Browning-Ferris Industries:
7.4%, 9/15/2035	50,000	46,000
9.25%, 5/1/2021	50,000	54,563
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	65,000	67,925
Corrections Corp. of America:
7.5%, 5/1/2011	50,000	52,250
9.875%, 5/1/2009	135,000	150,694
CP Ships Ltd., 10.375%, 7/15/2012	170,000	189,763
Dana Corp.:
7.0%, 3/1/2029	215,000	187,319
10.125%, 3/15/2010	185,000	203,963
Delta Airlines, Inc., Series 02-1, 6.417%, 7/2/2012	1,510,000	1,633,677
Esterline Technologies, 7.75%, 6/15/2013	75,000	76,875
Flextronics International Ltd., 6.5%, 5/15/2013	305,000	293,563
Golden State Petroleum Transportation, 8.04%, 2/1/2019	125,000	120,316
Hercules, Inc., 11.125%, 11/15/2007	475,000	553,375
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	60,000	66,150
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	285,000	322,050
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	50,000	53,125
Kansas City Southern:
7.5%, 6/15/2009	265,000	274,606
9.5%, 10/1/2008	145,000	161,131
Lyondell Chemicals Co., 10.5%, 6/1/2013	50,000	50,000
Meritage Corp., 9.75%, 6/1/2011	50,000	55,250
Metaldyne Corp., 11.0%, 6/15/2012	65,000	53,950
Millennium America, Inc.:
7.0%, 11/15/2006	715,000	722,150
7.625%, 11/15/2026	70,000	65,100
9.25%, 6/15/2008	150,000	161,250
Mobile Mini, Inc., 9.5%, 7/1/2013	115,000	119,025
Overseas Shipholding Group, 8.75%, 12/1/2013	75,000	80,250
Raytheon Co., 8.2%, 3/1/2006	970,000	1,119,146
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	1,657,537	1,866,024
Tech Olympic USA, Inc., 10.375%, 7/1/2012	80,000	85,200
Xerox Corp., 9.75%, 1/15/2009	275,000	309,375
		10,875,341
Information Technology 0.1%
Cooperative Computing, 10.5%, 6/15/2011	70,000	71,750
Titan Corp., 8.0%, 5/15/2011	105,000	111,300
		183,050
Materials 2.7%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	165,000	183,136
ARCO Chemical Co.:
9.8%, 2/1/2020	305,000	268,400
10.25%, 11/1/2010	75,000	72,000
Caraustar Industries, Inc., 9.875%, 4/1/2011	220,000	234,300
Cascades, Inc., 7.25%, 2/15/2013	250,000	263,125
CBD Media/CBD Finance, 8.625%, 6/1/2011	80,000	82,400
Dow Chemical Co., 7.0%, 8/15/2005	425,000	464,283
Equistar Chemical/ Funding Corp., 10.625%, 5/1/2011	70,000	71,750
Equistar Chemicals LP, 8.75%, 2/15/2009	1,020,000	989,400
Fibermark, Inc., 10.75%, 4/15/2011	65,000	65,000
Georgia-Pacific Corp.:
7.7%, 6/15/2015	810,000	779,625
8.0%, 1/15/2014	50,000	50,938
8.875%, 2/1/2010	180,000	195,300
8.875%, 5/15/2031	155,000	151,900
9.375%, 2/1/2013	120,000	132,300
Louisiana Pacific Corp., 10.875%, 11/15/2008	80,000	91,200
Owens-Brockway Glass Container, 8.25%, 5/15/2013	165,000	172,425
Owens-Illinois, Inc., 7.5%, 5/15/2010	55,000	53,900
Texas Industries, Inc., 10.25%, 6/15/2011	185,000	193,325
Toll Corp.:
8.0%, 5/1/2009	280,000	299,950
8.25%, 2/1/2011	50,000	55,750
United States Steel LLC, 9.75%, 5/15/2010	70,000	71,050
Weyerhaeuser Co., 5.95%, 11/1/2008	685,000	766,405
		5,707,862
Telecommunication Services 1.2%
Continental Cable, 9.0%, 9/1/2008	750,000	932,147
DirecTV Holdings, 8.375%, 3/15/2013	110,000	122,650
Nextel Communications, Inc., 9.5%, 2/1/2011	355,000	393,163
Qwest Services Corp., 5.625%, 11/15/2008	515,000	494,400
Shaw Communications, Inc., 8.25%, 4/11/2010	190,000	211,375
Sprint Capital Corp., 8.375%, 3/15/2012	215,000	257,423
Triton PCS, Inc., 8.5%, 6/1/2013	60,000	64,500
US West Communication, Inc., 7.25%, 9/15/2025	80,000	75,200
		2,550,858
Utilities 8.5%
AEP Texas North Co., 5.5%, 3/1/2013	2,000,000	2,134,142
AES Corp., 9.0%, 5/15/2015	50,000	52,250
American Electric Power, 6.125%, 5/15/2006	2,000,000	2,192,304
Cincinnati Gas & Electric Co., Series A, 5.4%, 6/15/2033	700,000	672,931
CMS Energy Corp., 8.5%, 4/15/2011	190,000	198,313
Consolidated Edison, Inc., 8.125%, 5/1/2010	1,115,000	1,410,006
Consumers Energy Co., 6.25%, 9/15/2006	1,500,000	1,665,366
Duke Energy Corp., Series D, 7.375%, 3/1/2010	1,500,000	1,761,735
El Paso Production Holding Corp., 7.75%, 6/1/2013	205,000	204,488
Entergy Gulf States, 6.2%, 7/1/2033	1,600,000	1,555,262
MSW Energy Holdings/Finance, 8.5%, 9/1/2010	70,000	71,925
Nevada Power Co., Series E, 10.875%, 10/15/2009	50,000	56,000
PG&E Corp., 6.875%, 7/15/2008	95,000	98,563
Progress Energy, Inc., 6.75%, 3/1/2006	1,050,000	1,166,935
Psi Energy, Inc., 8.85%, 1/15/2022	1,225,000	1,703,314
Reliant Resources, Inc.:
9.25%, 7/15/2010	95,000	96,010
9.5%, 7/15/2013	50,000	50,625
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	280,000	280,000
Western Resources, Inc., 9.75%, 5/1/2007	280,000	313,600
Xcel Energy, Inc., 7.0%, 12/1/2010	2,000,000	2,287,320
		17,971,089
Total Corporate Bonds (Cost $81,842,028)		87,632,272

Foreign Bonds - US$ Denominated 6.1%
Bluewater Finance Ltd., 10.25%, 2/15/2012	50,000	49,500
British Sky Broadcasting PLC, 6.875%, 2/23/2009	800,000	904,000
Burns, Philp & Co., Ltd., 9.5%, 11/15/2010	50,000	52,500
Conproca SA de CV, 12.0%, 6/16/2010	100,000	130,000
Crown Euro Holdings SA, 10.875%, 3/1/2013	55,000	59,950
Deutsche Telekom International Finance BV, 8.25%, 6/15/2005	1,500,000	1,672,692
Euramax International PLC, 11.25%, 10/1/2006	115,000	118,450
Fage Dairy Industry SA, 9.0%, 2/1/2007	140,000	138,600
Federative Republic of Brazil, 8.0%*, 4/15/2014	110,827	97,805
France Telecom, 9.25%*, 3/1/2011	245,000	308,348
Grupo Elektra SA de CV, 12.0%, 4/1/2008	115,000	115,575
IPSCO, Inc., 8.75%, 6/1/2013	50,000	51,000
LeGrand SA, 8.5%, 2/15/2025	70,000	72,100
Luscar Coal Ltd., 9.75%, 10/15/2011	120,000	137,100
Norske Skog Canada, 8.625%, 6/15/2011	100,000	104,500
OAO Gazprom, 9.625%, 3/1/2013	125,000	137,813
PacifiCorp Australia LLC, 6.15%, 1/15/2008	1,000,000	1,129,182
PTC International Finance II SA, 11.25%, 12/1/2009	110,000	124,300
Royal Bank of Scotland, 9.118%, 3/31/2049	1,200,000	1,547,330
Royal Caribbean Cruises Ltd., 7.25%, 3/15/2018	110,000	99,275
Sappi Papier Holding AG, 7.5%, 6/15/2032	470,000	552,627
Stena AB:
8.75%, 6/15/2007	95,000	97,850
9.625%, 12/1/2012	165,000	181,294
Telus Corp., 8.0%, 6/1/2011	425,000	490,875
Tembec Industries, Inc.:
8.5%, 2/1/2011	215,000	212,850
8.625%, 6/30/2009	155,000	153,063
TFM SA de CV:
11.75%*, 6/15/2009	310,000	316,200
10.25%, 6/15/2007	165,000	168,713
12.5%, 6/15/2012	175,000	189,000
Tyco International Group SA:
5.8%, 8/1/2006	1,240,000	1,280,300
6.125%, 11/1/2008	575,000	600,875
6.375%, 2/15/2006	650,000	677,625
6.375%, 10/15/2011	230,000	242,650
Vicap SA, 11.375%, 5/15/2007	235,000	211,500
Vivendi Universal SA, 9.25%, 4/15/2010	445,000	506,188
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	55,000	47,025
Total Foreign Bonds - US$ Denominated (Cost $11,916,007)		12,978,655

Asset Backed 11.9%
Automobile Receivables 2.3%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,580,000	1,655,155
MMCA Automobile Trust "A4", Series 2002-2, 4.3%, 3/15/2010	1,610,000	1,637,035
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,619,820
		4,912,010
Credit Card Receivables 3.8%
Bank One Issuance Trust "A1", Series 2002-A1, 1.25%*, 1/15/2010	8,000,000	8,012,478
Home Equity Loans 2.7%
Asset Backed Securities Corp. Home Equity "A", Series 2003-HE2, 7.0%, 2/25/2018	848,013	831,053
Countrywide Home Loans "2002-3", Series NIM, 9.0%, 9/25/2032	524,067	526,746
Renaissance NIM Trust "NOTE", Series 2002-C, 8.353%, 12/25/2032	585,832	585,832
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,681,888	1,822,675
Southern Pacific Secured Assets Corp. "A8", Series 1998-2, 6.37%, 7/25/2029	1,917,452	2,007,163
		5,773,469
Miscellaneous 3.1%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,520,000	1,810,868
PSE&G Transition Funding LLC "A8", Series 2001-1, 6.89%, 12/15/2017	2,100,000	2,555,785
US Airways Aircraft Certificate Owner Trust "C", Series 2003-1A, 5.551%, 9/20/2022	2,000,000	2,096,000
		6,462,653
Total Asset Backed (Cost $24,559,807)		25,160,610

US Treasury Obligations 18.1%
US Treasury Bond:
5.375%, 2/15/2031	210,000	236,472
6.0%, 2/15/2026	359,000	429,131
8.125%, 8/15/2021	6,035,000	8,824,775
10.75%, 8/15/2005	1,605,000	1,920,169
US Treasury Note:
6.125%, 8/15/2007	950,000	1,098,920
7.0%, 7/15/2006	22,200,000	25,658,338
US Treasury STRIPS, Principal Only, 3.88%**, 5/15/2013	120,000	82,115
Total US Treasury Obligations (Cost $37,833,129)		38,249,920

US Government Agency Pass-Thrus 37.6%
Federal Home Loan Mortgage Corp., 6.0%, 5/1/2017	5,989,611	6,228,776
Federal National Mortgage Association:
4.5%, 7/1/2018 (c)	22,000,000	22,440,000
5.0% with various maturities until 7/1/2033 (c)	27,500,000	28,157,657
5.5%, 7/1/2033 (c)	9,000,000	9,300,942
6.0%, 1/1/2023	1,582,599	1,650,143
6.061%, 5/1/2012	1,484,822	1,704,724
6.5% with various maturities until 7/1/2032	5,751,868	6,021,687
6.53%, 2/1/2016	1,664,556	1,934,967
7.5%, 2/1/2033	950,271	1,009,662
9.0%, 5/1/2009	1,060,357	1,157,198
Total US Government Agency Pass-Thrus (Cost $79,530,103)		79,605,756
Collateralized Mortgage Obligations 3.4%
ABM AMRO Mortgage Corp., "A7", Series 1999-6, 7.0%, 9/25/2029	940,934	943,593
Federal Home Loan Mortgage Corp.:
"CH", Series 2390, 5.5%, 12/15/2016	590,000	624,678
"LA", Series 1343, 8.0%, 8/15/2022	922,559	973,294
Federal National Mortgage Association:
"QC", Series 2002-11, 5.5%, 3/15/2017	855,000	904,276
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,252,230	1,397,410
"1A3", Series 2003-W3, 7.5%, 8/25/2042	527,294	588,428
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	852,545	879,869
Washington Mutual, "A22", Series 2001-S9, 6.75%, 9/25/2031	757,080	773,062
Total Collateralized Mortgage Obligations (Cost $6,994,767)		7,084,610

Municipal Investments 6.0%
Fultondale, AL, Core City GO, 6.4%, 2/1/2022 (b)	1,340,000	1,520,913
Guin, AL, County GO, Series B, 8.25%, 6/1/2027 (b)	1,515,000	1,843,043
Idaho, Higher Education Revenue, Nazarene College Facilities, 8.34%, 11/1/2016 (d)	1,000,000	1,156,370
Illinois, State GO, General Obligation, 4.95%, 6/1/2023	665,000	663,364
Pell City, AL, Core City GO, 5.4%, 8/1/2017 (b)	1,385,000	1,412,146
Reeves County, TX, County (GO) Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	1,200,000	1,353,204
St. Paul, MN, Sales & Special Tax Revenue, Sales Tax Revenue, Series A, 6.94%, 11/1/2019 (b)	2,000,000	2,221,280
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,644,450
Washington, Industrial Development Revenue, 4.0%, 10/1/2012 (b)	915,000	907,268
Total Municipal Investments (Cost $12,520,188)		12,722,038

Convertible Bonds 0.1%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $96,088)	110,000	102,300

	Shares	Value ($)

Preferred Stocks 0.0%
TNP Enterprises, Inc. (Cost $37,250)	500	37,500

Convertible Preferred Stocks 0.0%
Hercules Trust II (Cost $55,060)	90	57,540

Repurchase Agreements 4.1%
State Street Bank, 1.1% dated 6/30/2003 to be repurchased at $8,588,262 on 7/1/2003 (Cost $8,588,000) (e)	8,588,000	8,588,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $263,972,427) (a)	128.7	272,219,201
Other Assets and Liabilities, Net	(28.7)	(60,733,938)
Net Assets - 100.0%	100.0	211,485,263

* Floating rate securities are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2003.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $264,491,526. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $7,727,675. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,534,948 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $807,273.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance
RADIAN	RADIAN Asset Assurance Incorporated

(c) Mortgage dollar rolls included.
(d) Security incorporates a letter of credit or line of credit from a major bank.
(e) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $263,972,427)	$ 272,219,201
Cash	701
Receivable for investments sold	2,115,611
Interest receivable	3,104,699
Dividends receivable	1,463
Other assets	1,844
Total assets	277,443,519
Liabilities
Payable for investments purchased	5,223,148
Payable for investments purchased - mortgage dollar rolls	60,399,679
Deferred mortgage dollar roll income	86,809
Accrued management and investment advisory fee	82,115
Other accrued expenses and payables	166,505
Total liabilities	65,958,256
Net assets, at value	$ 211,485,263
Net Assets
Net assets consist of: Undistributed net investment income	2,752,209
Net unrealized appreciation (depreciation) on investments	8,246,774
Accumulated net realized gain (loss)	(2,094,727)
Paid-in capital	202,581,007
Net assets, at value	$ 211,485,263
Net Asset Value per share ($211,485,263 / 10,369,029 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 20.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Interest	$ 5,385,756
Mortgage dollar roll income	1,149,521
Dividends	2,925
Total Income	6,538,202
Expenses: Management and investment advisory fee	468,235
Services to shareholders	20,218
Custodian fees	11,164
Auditing	27,345
Legal	10,897
Directors' fees and expenses	37,957
Reports to shareholders	34,764
NYSE listing fee	16,745
Other	16,562
Total expenses	643,887
Net investment income	5,894,315
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,842,123
Net unrealized appreciation (depreciation) during the period on investments	1,524,832
Net gain (loss) on investment transactions	7,366,955
Net increase (decrease) in net assets resulting from operations	$ 13,261,270

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Operations: Net investment income	$ 5,894,315	$ 12,559,369
Net realized gain (loss) on investment transactions	5,842,123	(108,172)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,524,832	5,726,881
Net increase (decrease) in net assets resulting from operations	13,261,270	18,178,078
Dividends to shareholders from net investment income	(3,210,798)	(13,730,435)
Fund share transactions: Reinvestment of dividends from net investment income	230,188	1,277,976
Net increase (decrease) in net assets from Fund share transactions	230,188	1,277,976
Increase (decrease) in net assets	10,280,660	5,725,619
Net assets at beginning of period	201,204,603	195,478,984
Net assets at end of period (including undistributed net investment income of $2,752,209 and $68,692, respectively)	$ 211,485,263	$ 201,204,603
Other Information
Shares outstanding at beginning of period	10,357,412	10,289,119
Shares issued to shareholders in reinvestment of dividends from net investment income	11,617	68,293
Net increase (decrease) in Fund shares	11,617	68,293
Shares outstanding at end of period	10,369,029	10,357,412

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended June 30, 2003 (Unaudited)
Cash flows from operating activities
Investment income received	$ 5,256,960
Mortgage dollar roll income	1,149,521
Payment of operating expenses	(635,921)
Proceeds from sale and maturities of investments	880,434,019
Purchases of investments	(882,182,454)
Net (purchases) sales of short-term investments	(1,910,000)
Cash provided (used) by operating activities	$ 2,112,125
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ 868,273
Distributions paid (net of reinvestment of distributions)	(2,980,610)
Cash provided (used) by financing activities	(2,112,337)
Increase (decrease) in cash	(212)
Cash at beginning of period	913
Cash at end of period	$ 701
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 13,261,270
Net (increase) decrease in cost of investments	(13,777,701)
(Increase) decrease in dividends and interest receivable	(626,702)
(Increase) decrease in other assets	(1,844)
Increase (decrease) in deferred mortgage dollar roll income	(23,094)
(Increase) decrease in receivable for investments sold	(1,897,205)
Increase (decrease) in payable for investments purchased	5,169,435
Increase (decrease) in accrued expenses and payables	7,966
Cash provided (used) by operating activities	$ 2,112,125

Financial Highlights

Years Ended December 31,	2003[a]	2002	2001[b]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.43	$ 19.00	$ 18.83	$ 18.37	$ 19.93	$ 20.29
Income (loss) from investment operations: Income[c]	.63	1.36	1.45	1.48	1.49	1.51
Operating expenses[c]	(.06)	(.14)	(.14)	(.13)	(.14)	(.14)
Net investment income[c]	.57	1.22	1.31	1.35	1.35	1.37
Net realized and unrealized gain (loss) on investment transactions	.71	.54	.20	.46	(1.55)	(.34)
Total from investment operations	1.28	1.76	1.51	1.81	(.20)	1.03
Less distributions from: Net investment income	(.31)	(1.33)	(1.34)	(1.35)	(1.36)	(1.37)
Net realized gains on investment transactions	-	-	-	-	-	(.02)
Total distributions	(.31)	(1.33)	(1.34)	(1.35)	(1.36)	(1.39)
Net asset value, end of period	$ 20.40	$ 19.43	$ 19.00	$ 18.83	$ 18.37	$ 19.93
Per share market value, end of period	$ 19.65	$ 19.02	$ 18.53	$ 17.38	$ 15.50	$ 19.75
Price range on New York Stock Exchange for each share of Common Stock outstanding during the period (Unaudited): High ($)	20.45	19.67	19.95	17.38	19.94	20.38
Low ($)	19.00	17.91	17.65	15.06	15.06	18.75
Total Return
Based on market value (%)[d]	4.93**	10.12	14.57	21.65	(14.90)	8.74
Based on net asset value (%)[d]	6.58**	9.71	8.49	11.21	(.05)	5.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	201	196	193	189	205
Ratio of expenses (%)	.63*	.72	.71	.69	.70	.70
Ratio of net investment income (%)	5.77*	6.36	6.78	7.32	7.01	6.83
Portfolio turnover rate (%)	429*	259[e]	143[e]	131[e]	82[e]	50

a For the six months ended June 30, 2003 (Unaudited).
b As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets from 6.92% to 6.78%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rates including mortgage dollar roll transactions were 726%, 520%, 356%, 335%, 209% and 218%, for the six months ended June 30, 2003 and the periods ended December 31, 2002, December 31, 2001, December 31, 2000, December 31, 1999 and December 31, 1998, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $7,551,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($1,142,000), December 31, 2008 ($4,007,000) and December 31, 2010 ($2,402,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, foreign-denominated securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 178,595
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (7,551,000)
Unrealized appreciation (depreciation) on investments	$ 6,336,214

In addition, the tax character of distributions paid to shareholders by the Fund were as follows:

Years Ended December 31,	Years Ended December 31,
	2002	2001
Distributions from ordinary income*	$ 13,730,435	$ 13,774,286

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current distributions, if any, will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at June 30, 2003. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales (excluding US Treasury obligations, short-term investments and mortgage dollar roll transactions) of investment securities aggregated $420,706,081 and $431,383,910, respectively. Purchases and sales of US Treasury obligations, aggregated $105,260,921 and $89,611,923, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $361,335,391 and $361,335,391, respectively.

C. Related Parties

Management and Investment Advisory Agreement. Under the Management and Investment Advisory Agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund agrees to pay the Advisor for the services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of net assets of the Fund up to and including $100 million; 0.45 of 1% of the value of the net assets of the Fund over $100 million and up to and including $150 million; 0.40% of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.35 of 1% of the value of the net assets of the Fund over $200 million.

The Agreement also provides that the Advisor will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Advisor.

For the six months ended June 30, 2003, the fees pursuant to the Agreement amounted to $468,235, equivalent to an effective annualized rate of 0.46% of the Fund's average monthly net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2003, the amount charged to the Fund by SISC aggregated $13,195, of which $8,778 is unpaid at June 30, 2003.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. There were no shares repurchased during the six months ended June 30, 2003. Up to 14,000 shares may be repurchased during the third quarter of 2003.

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. UMB Bank, N.A. is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder's account, to Scudder Investments Service Company, the Fund's transfer agent or its delegate (the "Transfer Agent"). Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling (800) 294-4366.

For annual report requests, please call Shareholder Services at 800-349-4281 or the Transfer Agent at 800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "fund") was held on July 10, 2003, at the office of the fund, 101 California Street, Suite 4100, San Francisco, California. At the meeting, the following matters were voted upon by the stockholders:

1. The election of five Directors of the fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	8,925,279	142,861
Maryellie K. Johnson	8,921,430	146,710
John T. Packard	8,844,125	224,015
Wendell G. Van Auken	8,925,929	142,211
James C. Van Horne	8,920,509	147,631

2. Approval of the continuance of the Management and Investment Advisory Agreement for the fund with Deutsche Investment Management Americas Inc.

	Number of Votes:
For	Against	Abstain
8,878,974	77,580	114,583

Directors and Officers

DIRECTORS as of June 30, 2003
JOHN C. ATWATER
RICHARD J. BRADSHAW
MARYELLIE K. JOHNSON
JOHN T. PACKARD
WENDELL G. VAN AUKEN
JAMES C. VAN HORNE
Chairman
OFFICERS as of June 30, 2003
RICHARD T. HALE
President
GARY W. BARTLETT
Vice President
J. CHRISTOPHER GAGNIER
Vice President
JUDITH A. HANNAWAY
Vice President
MAUREEN E. KANE
Vice President and Secretary
CHARLES A. RIZZO
Treasurer and Chief Financial Officer

General Information

Investment Manager	Deutsche Investment Management Americas Inc. 101 California Street, Suite 4100 San Francisco, CA 94111
Transfer Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Legal Counsel	Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC Three Embarcadero Center Seventh Floor San Francisco, CA 94111
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Montgomery Street Income Securities

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Montgomery Street Income Securities

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Charles A. Rizzo
                                    -------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003
                                    -------------------------------------